UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2026
INDIVIOR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37835	41-2520873
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10710 Midlothian Turnpike, Suite 125 North Chesterfield, VA	23235
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 804-379-1090 not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	INDV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01 Regulation FD Disclosure.

On May 4, 2026, Indivior Pharmaceuticals, Inc. (the "Company") issued the press release described in Item 8.01, below. The press release is furnished as 99.1 to this Current Report on Form 8-K.

Item 8.01 Other.

On May 4, 2026 the Company issued a press release announcing that it had entered into an accelerated share repurchase agreement (the “ASR Agreement”) with an investment bank counterparty (the “Counterparty Bank”) to repurchase $175.0 million (the “Prepayment Amount”) of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), as part of the Company’s previously announced $400 million share repurchase program (the “Share Repurchase Program”). The full text of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Pursuant to the terms of the ASR Agreement, the Company paid the Prepayment Amount to the Counterparty Bank and received an initial delivery of 3,717,473 shares. The exact total number of shares to be repurchased under the ASR Agreement generally will be based on the average of the daily volume-weighted average prices of the shares during the term of the ASR transaction, less a discount, pursuant to the terms and conditions of the ASR Agreement. Upon final settlement of the ASR transaction, the Company may be entitled to receive additional shares from the Counterparty Bank or, under certain circumstances, the Company may be required to deliver shares or, at the Company’s option, make a cash payment to the Counterparty Bank. Transactions under the ASR Agreement are expected to be completed by June 22, 2026.

Item 9.01 Financial Statements and Exhibits.Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 4, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Indivior Pharmaceuticals, Inc.

Date: May 4, 2026	By:	/s/ Ryan Preblick
Name: Ryan Preblick
Title: Chief Financial Officer